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EXHIBIT 10.28

                              FIRST LEASE AMENDMENT

THIS INDENTURE, is made this 5th day of May, 2003 by and between Hoyt Properties, Inc, as assigned to WPT CLIFF SIX, LLC ("Landlord") and XATA Corporation, a Minnesota corporation ("Tenant").

WHEREAS, Landlord and Tenant entered into a certain lease agreement, dated December 27, 1996 ("Lease") for the premises commonly known as Nicollet Business Campus VI located at 151 East Cliff Road, Burnsville, Minnesota; and

WHEREAS, said Lease is scheduled to expire on May 31, 2004; and

WHEREAS, Landlord and Tenant desire to amend said Lease.

NOW THEREFORE, in consideration of the premises, and of the covenants and agreements herein undertaken and to be kept and performed, it is agreed as follows:

      (1) The term of the Lease is hereby extended for a period of 30 months commencing on the first day of June 2004, and expiring on the last day of November 2006.

      (2) As of June 1, 2003, the Leased Premises shall be reduced to approximately 15,794 feet of office space and 4,794 square feet of warehouse space (20,588 total square feet). This is a reduction of 4,800 square feet of warehouse space.

      (3) As of June 1, 2003, and throughout the term of this extension, the Monthly Base Rent for the Premises shall be: $12,541.52 ($7.31 per square feet annually).

      (4)   Section 1.8 Pro Rata Share shall be amended to read as follows:
            Months 1-20 40.94%, months 21-72 50.48%; months 73-114 40.94%, subject to adjustment as provided in Section 2.2 hereof.

      (5)   That the amended Lease shall in all other respects remain the same.

Landlord:                                       Tenant:

WPT CLIFF SIX, LLC                              XATA CORPORATION


By:   /s/                                       By:  /s/ John G. Lewis
      -----------------------------                  ---------------------------

Its:  Manager                                  Its:  Chief Financial Officer
      -----------------------------                  ---------------------------

Date: May 9, 2003                              Date: May 5, 2003
      -----------------------------                  ---------------------------


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